Exhibit 99.1

FOR IMMEDIATE RELEASE:

CONTACT Timothy Rogers Chief Financial Officer Technology Solutions Company (O) 312-228-4500 Tim_rogers@techsol.com	TSC 55 East Monroe Street Suite 2600 Chicago, Illinois 60603 (O) 312-228-4500

Technology Solutions Company Announces Date of Special Meeting of Stockholders

Chicago — April 6, 2009 — Technology Solutions Company (NASDAQ: TSCC), a software and services company focused on the healthcare provider market, today announced that it will hold a special meeting of stockholders (the “Special Meeting”) on Monday April 27, 2009 at 8:15 a.m. Central time, at its offices located at 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603. Stockholders of record as of the close of business on Friday April 3, 2009 are entitled to notice of and vote at the Special Meeting.

At the Special Meeting, the Company’s stockholders of record as of Friday, April 3, 2009 will vote on the following matters:

1.	To approve the Plan of Complete Liquidation and Dissolution of the Company (the “Plan”);

2.
To consider and vote upon a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes, at the time of the Special Meeting to approve the Plan; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC.

This press release is for informational purposes only. It is not a solicitation of a proxy. In connection with the Plan, the Company is filing with the Securities and Exchange Commission a proxy statement and other relevant materials. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PLAN. Stockholders may obtain a free copy of the proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, the Company will mail a copy of the definitive proxy statement to stockholders of record as of the record date. A free copy of the proxy statement and other documents filed with the SEC by the Company may also be obtained by directing a written request to: Technology Solutions Company, Attn: Chief Financial Officer, 55 E. Monroe, Suite 2600, Chicago, Illinois 60603, or accessing the “Investors” section of the Company’s website at http://www.techsol.com. Stockholders are urged to read the proxy statement and the other relevant materials before making any voting or investment decision with respect to the Plan.

ABOUT Technology Solutions Company

Technology Solutions Company (TSC) is a software and services firm providing business solutions that partners with clients to expose and leverage opportunities that create, deliver, visualize and sustain customer value. Our outside-in, fact-based approach quantifies value through the eyes of our client’s customers, unleashing the potential for profit and growth. TSC serves the healthcare industry through tailored business solutions. For more information, please visit www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning TSC’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although TSC believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. TSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release are described in TSC’s filings with the Securities and Exchange Commission, press releases and other communications. Forward-looking statements are not guarantees of performance. Such forward-looking statements speak only as of the date on which they are made and, except as may be otherwise required by law, TSC does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If TSC does update or correct one or more forward-looking statements, investors and others should not conclude that TSC will make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.